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                                                                    EXHIBIT 23.2



            CONSENT OF MCGLADREY & PULLEN, LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Post-Effective Amendment No. 1 on Form S-8 to Form S-4 (No. 333-43415) of our report, dated November 14, 1997, relating to the consolidated financial statements of EMI Acquisition Corp. as of and for the years ended December 31, 1995 and 1996.

                                        /s/ MCGLADREY & PULLEN, LLP

Anaheim, California
April 7, 1998



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